SECOND ADDENDUM TO MASTER AGREEMENT FOR THE EXCHANGE OF EQUITY, MANAGEMENT AND CONTROL

This First Addendum Master Agreement for the Exchange of Common Stock, Management and Control (the "ADDENDUM") is dated as of April 30, 2017 and entered into by KSIX Media Holdings, Inc. ("KSIX") and True Wireless, LLC. ("TRUE WIRELESS") and the Members of True Wireless (the "MEMBERS").

Recitals

Whereas, the parties hereto have entered into that certain Master Agreement for the Exchange of Common Stock, Management and Control dated as of December 17, 2016 (the "MASTER AGREEMENT");

Whereas; KSIX, TRUE WIRELESS, and the MEMBERS (collectively the "PARTIES" or individually a "PARTY") require additional time to compete the tasks necessary to effect a closing of the MASTER AGREEMENT as contemplated therein by this date of April 30, 2017;

Whereas; the PARTIES intend that the MASTER AGREEMENT remain in full force and effect, but for 120 day extension of time of all material deadlines therein;

Terms of Agreement

The MASTER AGREEMENT is hereby amended and modified as follows:

I. All Capitalized Terms used in this Addendum shall have the same meaning as defined in the Master Agreement

II. Paragraph 2.2 Closing of the Master Agreement shall be modified to reflect a Final Closing date of September 30, 2017.

III. The Maturity Date of the Promissory Note included at Exhibit D of the Master Agreement shall be extended by 120 days.

IV. The Master Agreement and Management Agreement shall remain in full force and effect, subject to the terms and conditions of this ADDENDUM.

V. Reference to MASTER AGREEMENT; No Waiver.

1. References. Upon the effectiveness of this Amendment, each reference in the MASTER AGREEMENT or the other related documents to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the MASTER AGREEMENT, as amended hereby.

2. No Waiver. The PARTIES failure, at any time or times hereafter, to require strict performance by KSIX of any provision or term of the MASTER AGREEMENT (as amended by this Amendment) shall not waive, affect or diminish any right of the PARTIES hereafter to demand strict compliance and performance herewith or therewith.

3. Full Force and Effect. The MASTER AGREEMENT and other ancillary documents shall remain in full force and effect and are hereby ratified and confirmed.

This Addendum is accepted to and agreed by:

TRUE WIRELESS, LLC.

Kevin Brian Cox,
Manager and controlling Member

KSIX MEDIA HOLDINGS, INC.

Carter Matzinger,
President and CEO

MEMBER OF TRUE WIRELESS

EWP COMMUNICATIONS, LLC,

Kevin Brian Cox,
Manager and controlling Member

MEMBER OF TRUE WIRELESS:

Kevin Brian Cox,